Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042     HV-7969 - PremierSolutions State of Iowa Retirement Investors Club 403(b)
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Supplement dated September 7, 2023  to your Prospectus dated May 1, 2023
This Supplement dated September 7, 2023  amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Underlying Funds
Effective immediately, the Current Expenses for the below-listed funds in the Appendix A - Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows. All other information contained in Appendix A - Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Large Growth	American Century Growth Fund - Investor Class* Adviser: American Century Investment Management Inc Subadviser: N/A	0.92%	-31.43%	9.50%	12.37%
US Fund High Yield Bond	Goldman Sachs High Yield Fund - Class A* Adviser: Goldman Sachs Asset Management, L.P. Subadviser: N/A	0.98%	-12.67%	1.06%	2.75%
US Fund Inflation- Protected Bond	PIMCO Real Return Fund - Admin Class Adviser: Pacific Investment Management Company, LLC Subadviser: N/A	0.92%	-12.08%	1.86%	0.79%
US Fund Intermediate Core-Plus Bond	PIMCO Total Return Fund - Admin Class Adviser: Pacific Investment Management Company, LLC Subadviser: N/A	0.74%	-14.30%	-0.22%	0.86%

* This Fund’s Current Expenses reflect a temporary fee reduction.

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-26-HV7969